News Release

Artio Global Investors Inc.

Artio Global Investors Reports Fourth Quarter and Full Year 2012 Results

NEW YORK, NY, February 14, 2013 – Artio Global Investors Inc. (NYSE: ART) (“Artio Global Investors”, together with its subsidiaries, “Artio Global” or the “Company”) today reported its results for the quarter and year ended December 31, 2012.

Financial Update

•	Adjusted[1] net income attributable to Artio Global Investors of $1.5 million, or $0.02 per diluted share, for the fourth quarter of 2012 (GAAP net loss attributable to Artio Global Investors of
$1.5 million, or $0.03 per diluted share)
•	Assets under management of $14.3 billion as of December 31, 2012
•	Investment management fees of $20.5 million for the fourth quarter of 2012 and $123.1 million for full year 2012
•	Effective fee rate[2] of 51.1 basis points for the fourth quarter of 2012
•	Adjusted EBITDA of $0.9 million for the fourth quarter of 2012 and $26.0 million for full year 2012

Fourth quarter 2012 adjusted results are presented to provide a more meaningful comparison between periods and exclude the after-tax impact of certain items, including, but not limited to compensation and general and administrative costs associated with organizational changes.

For the fourth quarter of 2012, adjusted net income attributable to Artio Global Investors was $1.5 million, or $0.02 per diluted share, a decrease of 61% and 71%, respectively, from adjusted net income attributable to Artio Global Investors of $3.9 million, or $0.07 per diluted share, for the third quarter of 2012, and a decrease of 85% and 88%, respectively, from adjusted net income attributable to Artio Global Investors of $10.0 million, or $0.17 per diluted share, for the fourth quarter of 2011.

_________________

1 See Exhibits 3 - 5 of this news release for a reconciliation of the Company’s U.S. GAAP results to its non-GAAP adjusted results (“adjusted”).

2 Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.

On a GAAP basis, net loss attributable to Artio Global Investors for the fourth quarter of 2012 was $1.5 million, or $0.03 per diluted share, as compared to a net loss attributable to Artio Global Investors of $52.1 million, or $0.87 per diluted share, for the third quarter of 2012, and a decrease from net income attributable to Artio Global Investors of $8.3 million, or $0.14 per diluted share, for the fourth quarter of 2011.

For the full year 2012, adjusted net income attributable to Artio Global Investors was $15.0 million, or $0.25 per diluted share, a decrease in each case of 80% from adjusted net income attributable to Artio Global Investors of $73.4 million, or $1.23 per diluted share, for the full year 2011.

On a GAAP basis, net loss attributable to Artio Global Investors for the full year 2012 was $47.5 million, or $0.80 per diluted share, a decrease from net income attributable to Artio Global Investors of $57.9 million, or $0.99 per diluted share, for the full year 2011.

The following tables compare the Company’s GAAP results and adjusted results. See Exhibits 3 – 5 of this news release for a reconciliation of the Company’s GAAP results to adjusted results.

	Three Months Ended (unaudited, in millions, except per share amounts)
	Dec. 31, 2012	Dec. 31, 2011	% Change	Sep. 30, 2012	% Change
Revenue[3], GAAP	$20.8	$51.9	(60%)	$26.9	(23%)
Operating income (loss), GAAP	($4.1)	$15.5	(126%)	($24.1)	(83%)
Operating income, adjusted	$0.7	$17.9	(96%)	$1.2	(43%)
Net income (loss) attributable to Artio Global Investors, GAAP	($1.5)	$8.3	(119%)	($52.1)	(97%)
Net income attributable to Artio Global Investors, adjusted	$1.5	$10.0	(85%)	$3.9	(61%)
Diluted EPS, GAAP	($0.03)	$0.14	(121%)	($0.87)	(97%)
Diluted EPS, adjusted	$0.02	$0.17	(88%)	$0.07	(71%)
Adjusted EBITDA[4]	$0.9	$20.5	(95%)	$2.8	(67%)

_________________

3 Represents total revenues and other operating income.

4 See Exhibit 6 for a reconciliation of Net Income to Adjusted EBITDA.

	Year Ended (unaudited, in millions, except per share amounts)
	Dec. 31, 2012	Dec. 31, 2011	% Change
Revenue[3], GAAP	$124.3	$276.0	(55%)
Operating income (loss) , GAAP	($17.5)	$112.7	(116%)
Operating income, adjusted	$17.9	$131.0	(86%)
Net income (loss) attributable to Artio Global Investors, GAAP	($47.5)	$57.9	(182%)
Net income attributable to Artio Global Investors, adjusted	$15.0	$73.4	(80%)
Diluted EPS, GAAP	($0.80)	$0.99	(181%)
Diluted EPS, adjusted	$0.25	$1.23	(80%)
Adjusted EBITDA[4]	$26.0	$141.8	(82%)

Business Update

•	Cash and seed capital[5] increased by $8.2 million to $135.6 million in the fourth quarter of 2012, equivalent to $2.26 per share outstanding
•	Net client cash outflows were $3.8 billion for the fourth quarter of 2012 and $18.6 billion for the full year 2012

_________________

5 See Exhibit 7 for more information.

Fourth Quarter of 2012 Comparison with Fourth Quarter of 2011

Assets Under Management and Net Client Cash Flows

Assets under management were $14.3 billion as of December 31, 2012, down $16.0 billion, or 53%, from $30.4 billion as of December 31, 2011, due to net client cash outflows, partly offset by market appreciation.

Net client cash outflows for the fourth quarter of 2012 were $3.8 billion, driven by net client cash outflows across all strategies, although predominantly in our International Equity I and II strategies.6

Revenues and Other Operating Income

Revenues and other operating income for the fourth quarter of 2012 totaled $20.8 million, down 60% from $51.9 million for the fourth quarter of 2011. The decrease was driven primarily by lower investment management fees of $20.5 million for the fourth quarter of 2012, down 60% from $51.6 million for the fourth quarter of 2011, due primarily to lower average assets under management and a decrease in the effective fee rate.

Expenses

Employee Compensation and Benefits

For the fourth quarter of 2012, adjusted employee compensation and benefits expenses were $10.4 million, down 49% from $20.6 million for the fourth quarter of 2011. The decrease was due primarily to a reduction in incentive compensation accruals and a decrease in costs associated with lower headcount.

_________________

6 See Exhibit 9 for more information on “Assets under Management by Investment Strategy”.

GAAP employee compensation and benefits expenses for the fourth quarter of 2012 were $15.1 million, a decrease of 34% from $23.0 million for the fourth quarter of 2011, due primarily to the reasons noted above and a decrease in the amortization of RSUs awarded at the time of the IPO, partly offset by the compensation charge related to organizational changes recorded in the fourth quarter of 2012.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the fourth quarter of 2012 were $2.1 million, down 45% from $3.9 million for the fourth quarter of 2011, driven primarily by lower platform costs, reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

Adjusted general and administrative expenses for the fourth quarter of 2012 were $7.6 million, a decrease of 20% from $9.5 million for the fourth quarter of 2011, due primarily to a decrease in expenses associated with lower headcount, and other cost saving initiatives.

GAAP general and administrative expenses for the fourth quarter of 2012 were $7.7 million, a decrease of 19% from $9.5 million for the fourth quarter of 2011, due primarily to the reasons noted above.

Non-operating Income (Loss)

Adjusted non-operating income for the fourth quarter of 2012 was $1.7 million, an increase of $1.7 million from the fourth quarter of 2011, primarily reflecting an increase in gains on seed capital investments during the fourth quarter of 2012.

GAAP non-operating income for the fourth quarter of 2012 was $2.7 million, an increase from $0.1 million for the fourth quarter of 2011, due primarily to the reason noted above.

Income Taxes

For the fourth quarter of 2012, adjusted income tax expense was $0.8 million, a decrease of 90% from $8.0 million in the fourth quarter of 2011, due primarily to a decrease in taxable income.

GAAP income tax benefit was $0.5 million for the fourth quarter of 2012, compared to GAAP income tax expense of $7.0 million for the fourth quarter of 2011.

Fourth Quarter of 2012 Comparison with Third Quarter of 2012

Assets Under Management

Assets under management were $14.3 billion as of December 31, 2012, a decrease of $3.3 billion, or 19%, from $17.7 billion as of September 30, 2012, due to net client cash outflows, partly offset by market appreciation.

Revenues and Other Operating Income

Revenues and other operating income for the fourth quarter of 2012 totaled $20.8 million, down 23% from $26.9 million for the third quarter of 2012, driven primarily by lower investment management fees. Investment management fees were $20.5 million for the fourth quarter of 2012, down 23% from $26.5 million for the third quarter of 2012, due primarily to a decrease in average assets under management and a decrease in the effective fee rate.

Expenses

Employee Compensation and Benefits

For the fourth quarter of 2012, adjusted employee compensation and benefits expenses were $10.4 million, a decrease of 27% from $14.4 million for the third quarter of 2012. The decrease was due primarily to a decrease in costs associated with lower headcount and a reduction in incentive compensation accruals.

GAAP employee compensation and benefits expenses for the fourth quarter of 2012 were $15.1 million, a decrease of 60% from $38.0 million for the third quarter of 2012, due primarily to the removal of the service requirement for the remaining unvested RSUs granted at the time of the IPO, in the third quarter of 2012, and the reasons noted above.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for the fourth quarter of 2012 were $2.1 million, a decrease of 19% from $2.6 million for the third quarter of 2012, due primarily to lower platform costs, reflecting a decrease in average assets under management in proprietary funds and a decline in marketing expenses.

General and Administrative Expenses

Adjusted general and administrative expenses were $7.6 million for the fourth quarter of 2012, a decrease of 13% from $8.7 million for the third quarter of 2012, due primarily to lower expenses across most categories.

GAAP general and administrative expenses were $7.7 million for the fourth quarter of 2012, a decrease of 25% from $10.3 million for the third quarter of 2012, due primarily to a non-recurring expense recorded in the third quarter of 2012 related to a potential tax obligation for one of our offshore funds, for which the Company has indemnified the fund (“offshore fund expense”), and the reason noted above.

Non-operating Income (Loss)

Adjusted non-operating income for the fourth quarter of 2012 was $1.7 million, a decrease of 30% from adjusted non-operating income of $2.4 million for the third quarter of 2012, primarily reflecting a decrease in gains on seed capital investments.

GAAP non-operating income for the fourth quarter of 2012 was $2.7 million, a decrease of 98% from GAAP non-operating income of $144.2 million for the third quarter of 2012 due primarily to a reduction in amounts payable under the tax receivable agreement in the third quarter of 2012, associated with the valuation allowance on the Company’s deferred tax assets and the reason noted above.

Income Taxes

For the fourth quarter of 2012, adjusted income tax expense was $0.8 million, compared to adjusted income tax benefit of $0.3 million in the third quarter of 2012. The increase was due primarily to a true-up to reflect the finalization of the prior year’s tax return in the third quarter of 2012.

GAAP income tax benefit for the fourth quarter of 2012 was $0.5 million, compared to GAAP income tax expense of $171.6 million for the third quarter of 2012, due primarily to the valuation allowance taken on the Company’s deferred tax assets in the third quarter of 2012 and a write-off of deferred tax assets related to the vesting of RSUs granted at the time of the IPO, at a price below their grant date fair value, in the third quarter of 2012.

Full Year 2012 Comparison to Full Year 2011

Net Client Cash Flows

Net client cash outflows for full year 2012 were $18.6 billion, driven primarily by net client cash outflows from our International Equity I and II strategies.6

Revenues and Other Operating Income

Revenues and other operating income for 2012 totaled $124.3 million, down 55% from $276.0 million for 2011, driven primarily by lower investment management fees. Investment management fees were $123.1 million for 2012, down 56% from $277.2 million for 2011, due primarily to lower average assets under management and a decrease in the effective fee rate.

Expenses

Employee Compensation and Benefits

For 2012, adjusted employee compensation and benefits expenses were $61.3 million, down 29% from $86.9 million for 2011. The decrease was due primarily to lower accruals for incentive compensation and a decrease in costs associated with lower headcount.

GAAP employee compensation and benefits expenses were $94.9 million for 2012, a decrease of 10% from $105.2 million for 2011, due primarily to the reasons noted above, partly offset by the removal of the service requirement for the remaining unvested RSUs granted at the time of the IPO in 2012 and a larger compensation charge related to organizational changes in 2012.

Shareholder Servicing and Marketing Expenses

Shareholder servicing and marketing expenses for 2012 were $11.4 million, down 39% from $18.7 million for 2011, driven primarily by lower platform costs, reflecting a decrease in average assets under management in proprietary funds.

General and Administrative Expenses

Adjusted general and administrative expenses were $33.7 million for 2012, a decrease of 15% from $39.5 million for 2011, due primarily to a decrease in expenses associated with lower headcount and other cost saving initiatives.

GAAP general and administrative expenses were $35.5 million for 2012, a decrease of 10% from $39.5 million for 2011, driven primarily by the reasons note above, partly offset by the offshore fund expense in 2012.

Non-operating Income (Loss)

Adjusted non-operating income of $4.8 million for 2012, increased from an adjusted non-operating loss of $4.3 million in 2011, primarily reflecting gains on seed capital investments in 2012, as compared to losses in 2011, and a decrease in interest expense on the Company’s term debt.

GAAP non-operating income for 2012 was $148.0 million, an increase from a GAAP non-operating loss of $5.7 million for 2011, due primarily to a reduction in amounts payable under the tax receivable agreement in 2012, associated with the valuation allowance on the Company’s deferred tax assets and the reasons noted above.

Income Taxes

For 2012, adjusted income tax expense was $7.6 million, a decrease of 86% from $53.3 million for 2011, due primarily to a decrease in taxable income.

GAAP income tax expense was $176.1 million for 2012, an increase from $48.4 million for 2011. The increase was due primarily to a valuation allowance on the Company’s deferred tax assets in 2012, partly offset by the reason noted above.

Liquidity and Capital

As of December 31, 2012, the Company had cash (excluding amounts held in the Company’s Consolidated Investment Products) of $90.9 million, seed capital investments5 in our strategies of $44.7 million and investments held for deferred compensation of $10.1 million.

Total stockholders’ equity on the Statement of Financial Position was $141.0 million as of December 31, 2012, compared to $162.8 million as of December 31, 2011.

Share Repurchase

No shares were repurchased during the fourth quarter of 2012. As of December 31, 2012, the Company retained authorization from the Board of Directors to repurchase 2,226,061 shares of its Class A common stock through December 31, 2013.

Shares

As of December 31, 2012, there were 60,009,073 total shares of Class A common stock outstanding.

Dividend

The Board of Directors has suspended the Company’s dividend on the Class A common stock.

* * * *

Teleconference and Webcast Details

The Company will host a conference call for analysts and investors to review fourth quarter 2012 results, today, February 14, 2013, beginning at 8:00 a.m. (Eastern Time). Members of the public who are interested in participating in the conference call should dial, from inside the U.S., 1 (888) 771-4371 or, from outside the U.S., +1 (847) 585-4405 at least ten minutes prior to the start of the call and reference the Artio Global Investors Conference Call (ID number 34052652). A simultaneous listen-only webcast of the call as well as an audio replay, will be available at www.ir.artioglobal.com.

* * * *

About Us

Artio Global Investors Inc. is the indirect holding company of Artio Global Management LLC (“Artio Global”), a registered investment adviser that actively invests in global fixed income and equity markets, primarily for institutional and intermediary clients.

Headquartered in New York City, Artio Global offers a select group of investment strategies, including High Grade Fixed Income, High Yield, International Equity and Global Equity. Access to these strategies is offered through a variety of investment vehicles, including separate accounts, commingled funds and mutual funds.

For more information, please visit www.artioglobal.com.

* * * *

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this news release may, and the related remarks do, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intrinsic value of our common stock, investor behavior, net client cash flows, our compensation costs and adjusted compensation ratio, future tax rate, use of our free cash flow, potential share repurchases and declaration of dividends. These forward-looking statements are based on the Company’s current assumptions, expectations and projections about future events. Words like “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements discuss matters that necessarily involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.

Among the factors that could cause actual results to differ from those expressed or implied by a forward-looking statement are those described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s report on Form 10-K (File No. 001-34457) filed with the Securities and Exchange Commission on February 29, 2012. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results, performance, or achievements.

Any forward-looking statements in this news release and the related remarks speak only as of the date of this news release. The related remarks may contain information about the Company subsequent to December 31, 2012. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any forward-looking statements to reflect circumstances existing after the date of this news release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

* * * *

Contacts

Investor Relations: Peter Sands Head of Investor Relations +1 212 297 3891 ir@artioglobal.com	Media Relations: Neil Shapiro Intermarket Communications +1 212 754 5423 nshapiro@Intermarket.com

* * * *

This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 1
Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011
Revenues and other operating income:
Investment management fees	$20,484	$51,589	$26,491	(60%)	(23%)	$123,066	$277,150	(56%)
Net gains (losses) on funds held for deferred compensation	315	376	373	(16%)	(16%)	1,302	(1,059)	NM
Foreign currency losses	(10)	(55)	(4)	82%	(150%)	(75)	(69)	(9%)
Total revenues and other operating income	20,789	51,910	26,860	(60%)	(23%)	124,293	276,022	(55%)

Expenses:
Employee compensation and benefits	15,094	22,984	38,048	(34%)	(60%)	94,893	105,201	(10%)
Shareholder servicing and marketing	2,135	3,917	2,627	(45%)	(19%)	11,429	18,653	(39%)
General and administrative	7,673	9,461	10,291	(19%)	(25%)	35,450	39,460	(10%)
Total expenses	24,902	36,362	50,966	(32%)	(51%)	141,772	163,314	(13%)

Operating income (loss) before income tax expense	(4,113)	15,548	(24,106)	(126%)	(83%)	(17,479)	112,708	(116%)

Non-operating income (loss)	2,670	76	144,186	NM	(98%)	148,025	(5,705)	NM
Income (loss) before income tax expense	(1,443)	15,624	120,080	(109%)	(101%)	130,546	107,003	22%

Income taxes	(522)	7,024	171,627	(107%)	(100%)	176,140	48,397	NM
Net income (loss)	(921)	8,600	(51,547)	(111%)	(98%)	(45,594)	58,606	(178%)

Net income attributable to non-controlling interests in AGH (1)	-	307	-	(100%)	NM	202	2,114	(90%)
Net income (loss) attributable to non-controlling interests in CIP (2)	617	35	560	NM	10%	1,714	(1,361)	NM
Net income (loss) attributable to Artio Global Investors	$(1,538)	$8,258	$(52,107)	(119%)	(97%)	$(47,510)	$57,853	(182%)

Net income (loss) per share attributable to Artio Global Investors:
Basic	$(0.03)	$0.14	$(0.87)	(121%)	(97%)	$(0.80)	$0.99	(181%)
Diluted	$(0.03)	$0.14	$(0.87)	(121%)	(97%)	$(0.80)	$0.99	(181%)

Weighted average shares used in net income (loss) per share
attributable to Artio Global Investors:
Basic	59,994,425	58,051,113	59,639,534	3%	1%	59,262,889	58,237,744	2%
Diluted (3)	59,994,425	58,296,731	59,639,534	3%	1%	59,262,889	58,332,338	2%

NM - Not Meaningful

Assets under management ($ in millions)	$14,332	$30,359	$17,667	(53%)	(19%)	$14,332	$30,359	(53%)

Average assets under management ($ in millions) (4)	$15,932	$33,380	$19,171	(52%)	(17%)	$21,816	$44,427	(51%)

Effective fee rate (basis points) (5)	51.1	61.3	55.0			56.4	62.4

Effective tax rate	36.2%	45.0%	142.9%			134.9%	45.2%

Employee compensation and benefits as a percentage of total
revenues and other operating income (6)	72.6%	44.3%	141.7%			76.3%	38.1%

Operating margin (7)	(19.8%)	30.0%	(89.7%)			(14.1%)	40.8%

1. Represents non-controlling interests in Artio Global Holdings LLC.
2. Represents non-controlling interests in the Consolidated Investment Products.
3. The effect of the assumed conversion of the Principals' New Class A Units (prior to the Principals' exchanges on April 24, 2012) was antidilutive for the three months and year ended Dec. 31, 2011, and the year ended Dec. 31. 2012.
4. Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
5. Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
6. Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
7. Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 2
Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts or as noted)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011
Revenues and other operating income:
Investment management fees	$20,484	$51,589	$26,491	(60%)	(23%)	$123,066	$277,150	(56%)
Net gains (losses) on funds held for deferred compensation	315	376	373	(16%)	(16%)	1,302	(1,059)	NM
Foreign currency losses	(10)	(55)	(4)	82%	(150%)	(75)	(69)	(9%)
Total revenues and other operating income	20,789	51,910	26,860	(60%)	(23%)	124,293	276,022	(55%)

Expenses:
Employee compensation and benefits	10,438	20,618	14,390	(49%)	(27%)	61,281	86,894	(29%)
Shareholder servicing and marketing	2,135	3,917	2,627	(45%)	(19%)	11,429	18,653	(39%)
General and administrative	7,551	9,461	8,683	(20%)	(13%)	33,720	39,460	(15%)
Total expenses	20,124	33,996	25,700	(41%)	(22%)	106,430	145,007	(27%)

Operating income (loss) before income tax expense	665	17,914	1,160	(96%)	(43%)	17,863	131,015	(86%)

Non-operating income (loss)	1,693	41	2,431	NM	(30%)	4,756	(4,344)	NM
Income before income tax expense	2,358	17,955	3,591	(87%)	(34%)	22,619	126,671	(82%)

Income taxes	830	7,951	(309)	(90%)	NM	7,618	53,301	(86%)
Net income	1,528	10,004	3,900	(85%)	(61%)	15,001	73,370	(80%)

Net income attributable to non-controlling interests in AGH (1)	-	-	-	NM	NM	-	-	NM
Net income (loss) attributable to non-controlling interests in CIP (2)	-	-	-	NM	NM	-	-	NM
Net income attributable to Artio Global Investors	$1,528	$10,004	$3,900	(85%)	(61%)	$15,001	$73,370	(80%)

Net income per diluted share attributable to Artio Global Investors	$0.02	$0.17	$0.07	(88%)	(71%)	$0.25	$1.23	(80%)

Weighted average diluted shares used in net income per share
attributable to Artio Global Investors	61,151,288	59,496,731	59,988,381	3%	2%	59,921,563	59,532,338	1%

NM - Not Meaningful

Assets under management ($ in millions)	$14,332	$30,359	$17,667	(53%)	(19%)	$14,332	$30,359	(53%)

Average assets under management ($ in millions) (3)	$15,932	$33,380	$19,171	(52%)	(17%)	$21,816	$44,427	(51%)

Effective fee rate (basis points) (4)	51.1	61.3	55.0			56.4	62.4

Effective tax rate	35.2%	44.3%	-8.6%			33.7%	42.1%

Employee compensation and benefits as a percentage of total
revenues and other operating income (5)	50.2%	39.7%	53.6%			49.3%	31.5%

Operating margin (6)	3.2%	34.5%	4.3%			14.4%	47.5%

1. Represents non-controlling interests in Artio Global Holdings LLC.
2. Represents non-controlling interests in Consolidated Investment Products.
3. Average assets under management for a period is computed on the beginning-of-first-month balance and all end-of-month balances in the period.
4. Effective fee rate is defined as annualized investment management fees (based on the number of days in the period) divided by the average assets under management for the period.
5. Calculated as employee compensation and benefits expense divided by total revenues and other operating income.
6. Calculated as operating income before income tax expense divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 3
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Three Months Ended Dec. 31, 2012				Three Months Ended Dec. 31, 2011				Three Months Ended Sep. 30, 2012
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$20,484	$-		$20,484	$51,589	$-		$51,589	$26,491	$-		$26,491
Net gains (losses) on funds held for deferred compensation	315	-		315	376	-		376	373	-		373
Foreign currency losses	(10)	-		(10)	(55)	-		(55)	(4)	-		(4)
Total revenues and other operating income	20,789	-		20,789	51,910	-		51,910	26,860	-		26,860

Expenses:
Employee compensation and benefits	15,094	(4,656)	(b)	10,438	22,984	(2,366)	(a)	20,618	38,048	(23,658)	(a , b)	14,390
Shareholder servicing and marketing	2,135	-		2,135	3,917	-		3,917	2,627	-		2,627
General and administrative	7,673	(122)	(h , i)	7,551	9,461	-		9,461	10,291	(1,608)	(h , i)	8,683
Total expenses	24,902	(4,778)		20,124	36,362	(2,366)		33,996	50,966	(25,266)		25,700

Operating income (loss) before income tax expense	(4,113)	4,778		665	15,548	2,366		17,914	(24,106)	25,266		1,160

Non-operating income (loss)	2,670	(977)	(g , j)	1,693	76	(35)	(g)	41	144,186	(141,755)	(g , j)	2,431
Income (loss) before income tax expense	(1,443)	3,801		2,358	15,624	2,331		17,955	120,080	(116,489)		3,591

Income taxes	(522)	1,352	(c)	830	7,024	927	(c)	7,951	171,627	(171,936)	(c)	(309)
Net income (loss)	(921)	2,449		1,528	8,600	1,404		10,004	(51,547)	55,447		3,900

Net income attributable to non-controlling interests in AGH	-	-		-	307	(307)	(d)	-	-	-		-
Net income (loss) attributable to non-controlling interests in CIP	617	(617)	(g)	-	35	(35)	(g)	-	560	(560)	(g)	-
Net income (loss) attributable to Artio Global Investors	$(1,538)	$3,066		$1,528	$8,258	$1,746		$10,004	$(52,107)	$56,007		$3,900

Net income (loss) per diluted share attributable to Artio Global
Investors	$(0.03)			$0.02	$0.14			$0.17	$(0.87)			$0.07

Weighted average diluted shares used in net income (loss) per
share attributable to Artio Global Investors	59,994,425	1,156,863	(f)	61,151,288	58,296,731	1,200,000	(e)	59,496,731	59,639,534	348,847	(f)	59,988,381

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 4
Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

See Exhibit 5 for notes describing adjustments set forth below.

	Year Ended Dec. 31, 2012				Year Ended Dec. 31, 2011
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues and other operating income:
Investment management fees	$123,066	$-		$123,066	$277,150	$-		$277,150
Net gains (losses) on funds held for deferred compensation	1,302	-		1,302	(1,059)	-		(1,059)
Foreign currency losses	(75)	-		(75)	(69)	-		(69)
Total revenues and other operating income	124,293	-		124,293	276,022	-		276,022

Expenses:
Employee compensation and benefits	94,893	(33,612)	(a , b)	61,281	105,201	(18,307)	(a , b)	86,894
Shareholder servicing and marketing	11,429	-		11,429	18,653	-		18,653
General and administrative	35,450	(1,730)	(h , i)	33,720	39,460	-		39,460
Total expenses	141,772	(35,342)		106,430	163,314	(18,307)		145,007

Operating income (loss) before income tax expense	(17,479)	35,342		17,863	112,708	18,307		131,015

Non-operating income (loss)	148,025	(143,269)	(g , j)	4,756	(5,705)	1,361	(g)	(4,344)
Income before income tax expense	130,546	(107,927)		22,619	107,003	19,668		126,671

Income taxes	176,140	(168,522)	(c)	7,618	48,397	4,904	(c)	53,301
Net income (loss)	(45,594)	60,595		15,001	58,606	14,764		73,370

Net income attributable to non-controlling interests in AGH	202	(202)	(d)	-	2,114	(2,114)	(d)	-
Net income (loss) attributable to non-controlling interests in CIP	1,714	(1,714)	(g)	-	(1,361)	1,361	(g)	-
Net income (loss) attributable to Artio Global Investors	$(47,510)	$62,511		$15,001	$57,853	$15,517		$73,370

Net income (loss) per diluted share attributable to Artio Global
Investors	$(0.80)			$0.25	$0.99			$1.23

Weighted average diluted shares used in net income (loss) per
share attributable to Artio Global Investors	59,262,889	658,674	(e , f)	59,921,563	58,332,338	1,200,000	(e)	59,532,338

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 5
Notes to Reconciliation of GAAP to Non-GAAP Adjusted Consolidated Statements of Operations

Management believes the Non-GAAP adjustments set forth below provide more meaningful comparisons between periods. Additional information on the reorganization of the Company's ownership structure and the related non-recurring items are discussed in the Company's prospectus dated September 23, 2009.

(a)	Adjustments to exclude the amortization expense associated with the RSUs awarded at the time of the IPO, as the granting of the awards was one-time in nature.

(b)	Adjustments to exclude certain compensation costs associated with organizational changes.

(c)	The adjustments to income taxes for all periods presented prior to the Principals' exchanges on April 24, 2012, reflect the tax effect of the assumed full exchange of the Principals' non-controlling interests for Class A common stock on the first day of the respective period, since prior to such exchange, income tax expense excludes the U.S. federal and state taxes for the income attributable to the Principals.

Adjustments to reflect the tax effects of excluding the amortization expense associated with the RSUs awarded at the time of the IPO and the tax effects of excluding costs associated with organizational changes.

Adjustments also exclude a valuation allowance on the Company's deferred tax assets, the tax effect of excluding the offshore fund expense and costs associated with the wind-down of the Company's US Equity strategies and reductions in infrastructure requirements.

(d)	Adjustment to eliminate the Principals' non-controlling interests, which for periods prior to the Principals' exchanges on April 24, 2012, are assumed to be exchanged for Class A common stock on the first day of the respective period.

(e)	Adjusted diluted shares outstanding, for periods prior to the Principals' exchanges on April 24, 2012, assumes the Principals have fully exchanged their New Class A Units in Artio Global Holdings LLC for an equivalent amount of shares of the Company's Class A common stock.

(f)	Adjusted diluted shares outstanding for the three months ended Sep. 30, 2012, and the three months and year ended Dec. 31, 2012, include the dilutive impact of the unvested RSUs which are anti-dilutive under GAAP.

(g)	Adjustments to eliminate third-party investors' economic interests in the Consolidated Investment Products from both Net income (loss) attributable to non-controlling interests in the Consolidated Investment Products and Non-operating income (loss). Management believes these adjustments provide a more useful measure for comparing Non-operating income between periods.

(h)	Adjustment to eliminate the offshore fund expense.

(i)	Adjustment to eliminate costs associated with the wind-down of the Company's US Equity strategies and reductions in infrastructure requirements.

(j)	Adjustment to eliminate non-operating income related to a reduction in amounts payable under the tax receivable agreement.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 6
Reconciliation of Net Income (loss) to Adjusted EBITDA
(unaudited, in thousands)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011

Net Income (loss)	$(921)	$8,600	$(51,547)			$(45,594)	$58,606
Add: Interest, taxes, depreciation and amortization	582	11,622	191,282			206,297	71,780
EBITDA	$(339)	$20,222	$139,735	(102%)	(100%)	$160,703	$130,386	23%

Add: Other non-operating (income) loss	(2,778)	262	(142,251)			(144,944)	6,869
Add: Compensation adjustments associated with organizational changes	3,926	-	3,736			8,527	4,519
Add: General & Administrative adjustments	122	-	1,608			1,730	-
Adjusted EBITDA	$931	$20,484	$2,828	(95%)	(67%)	$26,016	$141,774	(82%)

Adjusted EBITDA margin [1]	4.5%	39.5%	10.5%			20.9%	51.4%

1. Calculated as Adjusted EBITDA divided by total revenues and other operating income.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 7
Condensed Consolidating Statement of Financial Position as of December 31, 2012
(unaudited, in thousands)

				Artio Global
		Consolidated		Investors Inc.
	Before	Investment		and Subsidiaries
	Consolidation (1)	Products	Eliminations	Consolidated

Assets:
Cash	$90,854	$897	$-	$91,751
Investments, at fair value:
Artio Global funds held for deferred compensation	10,149	-	-	10,149
Seed money investments	-	53,934	-	53,934
Investments in the Consolidated Investment Products	44,717	-	(44,717)	-
Fees receivable and accrued fees, net of allowance for doubtful accounts	12,158	-	-	12,158
Deferred taxes, net of valuation allowance of $178,483	16,140	-	-	16,140
Income taxes receivable	9,896	-	-	9,896
Other Assets	7,674	16,401	-	24,075
Total Assets	$191,588	$71,232	$(44,717)	$218,103

Liabilities and Equity:
Liability under total return swap	$-	$4,104	$-	$4,104
Investments sold, not yet purchased by the Consolidated Investment
Products, at fair value	-	2,483	-	2,483
Accrued compensation and benefits	27,637	-	-	27,637
Accounts payable and accrued expenses	5,167	-	-	5,167
Accrued income taxes payable	2,232	-	-	2,232
Due under tax receivable agreement	14,498	-	-	14,498
Other Liabilities	1,016	6,831	-	7,847
Total liabilities	50,550	13,418	-	63,968

Members' equity	-	32,175	(32,175)	-
Net asset value	-	25,639	(25,639)	-
Common stock	60	-	-	60
Additional paid-in capital	662,529	-	-	662,529
Accumulated deficit	(521,551)	-	-	(521,551)
Total stockholders' equity	141,038	57,814	(57,814)	141,038
Non-controlling interests	-	-	13,097	13,097
Total equity	141,038	57,814	(44,717)	154,135
Total liabilities and equity	$191,588	$71,232	$(44,717)	$218,103

Total Cash, Investments owned by the Consolidated Investment Products,
and seed money investments	$135,571

1. Represents Artio Global Investors Inc. and subsidiaries with the investment in the Consolidated Investment Products accounted for under the equity method.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 8
Assets under Management by Investment Vehicle
(unaudited, in millions)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011

Proprietary Funds
Beginning assets under management	$8,920	$15,464	$10,087	(42%)	(12%)	$13,366	$23,013	(42%)
Gross client cash inflows	472	1,311	583	(64%)	(19%)	3,074	5,320	(42%)
Gross client cash outflows	(2,458)	(3,734)	(2,098)	34%	(17%)	(10,311)	(11,833)	13%
Net client cash flows	(1,986)	(2,423)	(1,515)	18%	(31%)	(7,237)	(6,513)	(11%)
Transfers between investment vehicles	-	-	-	NM	NM	52	(38)	NM
Total client cash flows	(1,986)	(2,423)	(1,515)	18%	(31%)	(7,185)	(6,551)	(10%)
Market appreciation (depreciation)	268	325	348	(18%)	(23%)	1,021	(3,096)	133%
Ending assets under management	7,202	13,366	8,920	(46%)	(19%)	7,202	13,366	(46%)

Institutional Commingled Funds
Beginning assets under management	2,598	5,769	3,135	(55%)	(17%)	4,912	9,236	(47%)
Gross client cash inflows	10	103	33	(90%)	(70%)	167	420	(60%)
Gross client cash outflows	(896)	(1,174)	(818)	24%	(10%)	(3,912)	(3,666)	(7%)
Net client cash flows	(886)	(1,071)	(785)	17%	(13%)	(3,745)	(3,246)	(15%)
Transfers between investment vehicles	(8)	11	113	(173%)	(107%)	118	237	(50%)
Total client cash flows	(894)	(1,060)	(672)	16%	(33%)	(3,627)	(3,009)	(21%)
Market appreciation (depreciation)	89	203	135	(56%)	(34%)	508	(1,315)	139%
Ending assets under management	1,793	4,912	2,598	(63%)	(31%)	1,793	4,912	(63%)

Separate Accounts
Beginning assets under management	5,194	10,838	6,465	(52%)	(20%)	9,799	16,801	(42%)
Gross client cash inflows	48	121	25	(60%)	92%	227	398	(43%)
Gross client cash outflows	(854)	(1,440)	(1,413)	41%	40%	(6,193)	(5,589)	(11%)
Net client cash flows	(806)	(1,319)	(1,388)	39%	42%	(5,966)	(5,191)	(15%)
Transfers between investment vehicles	8	(11)	(113)	173%	107%	(170)	(199)	15%
Total client cash flows	(798)	(1,330)	(1,501)	40%	47%	(6,136)	(5,390)	(14%)
Market appreciation (depreciation)	100	291	230	(66%)	(57%)	833	(1,612)	152%
Ending assets under management	4,496	9,799	5,194	(54%)	(13%)	4,496	9,799	(54%)

Sub-advisory Accounts
Beginning assets under management	955	2,181	1,469	(56%)	(35%)	2,282	4,357	(48%)
Gross client cash inflows	3	140	22	(98%)	(86%)	90	390	(77%)
Gross client cash outflows	(152)	(83)	(619)	(83%)	75%	(1,718)	(2,137)	20%
Net client cash flows	(149)	57	(597)	NM	75%	(1,628)	(1,747)	7%
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(149)	57	(597)	NM	75%	(1,628)	(1,747)	7%
Market appreciation (depreciation)	35	44	83	(20%)	(58%)	187	(328)	157%
Ending assets under management	841	2,282	955	(63%)	(12%)	841	2,282	(63%)

Total Assets under Management
Beginning assets under management	17,667	34,252	21,156	(48%)	(16%)	30,359	53,407	(43%)
Gross client cash inflows	533	1,675	663	(68%)	(20%)	3,558	6,528	(45%)
Gross client cash outflows	(4,360)	(6,431)	(4,948)	32%	12%	(22,134)	(23,225)	5%
Net client cash flows	(3,827)	(4,756)	(4,285)	20%	11%	(18,576)	(16,697)	(11%)
Transfers between investment vehicles	-	-	-	NM	NM	-	-	NM
Total client cash flows	(3,827)	(4,756)	(4,285)	20%	11%	(18,576)	(16,697)	(11%)
Market appreciation (depreciation)	492	863	796	(43%)	(38%)	2,549	(6,351)	140%
Ending assets under management	$14,332	$30,359	$17,667	(53%)	(19%)	$14,332	$30,359	(53%)

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 9
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011

International Equity I
Beginning assets under management	$3,746	$10,779	$4,826	(65%)	(22%)	$8,680	$18,781	(54%)
Gross client cash inflows	22	152	41	(86%)	(46%)	272	952	(71%)
Gross client cash outflows	(1,702)	(2,504)	(1,294)	32%	(32%)	(7,362)	(8,176)	10%
Net client cash flows	(1,680)	(2,352)	(1,253)	29%	(34%)	(7,090)	(7,224)	2%
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(1,680)	(2,352)	(1,253)	29%	(34%)	(7,090)	(7,224)	2%
Market appreciation (depreciation)	170	253	173	(33%)	(2%)	646	(2,877)	122%
Ending assets under management	2,236	8,680	3,746	(74%)	(40%)	2,236	8,680	(74%)

International Equity II
Beginning assets under management	3,090	13,045	5,383	(76%)	(43%)	10,897	23,272	(53%)
Gross client cash inflows	40	388	56	(90%)	(29%)	443	2,015	(78%)
Gross client cash outflows	(1,124)	(2,859)	(2,595)	61%	57%	(10,082)	(10,781)	6%
Net client cash flows	(1,084)	(2,471)	(2,539)	56%	57%	(9,639)	(8,766)	(10%)
Transfers between investment strategies	-	-	-	NM	NM	-	(39)	100%
Total client cash flows	(1,084)	(2,471)	(2,539)	56%	57%	(9,639)	(8,805)	(9%)
Market appreciation (depreciation)	152	323	246	(53%)	(38%)	900	(3,570)	125%
Ending assets under management	2,158	10,897	3,090	(80%)	(30%)	2,158	10,897	(80%)

High Grade Fixed Income
Beginning assets under management	5,676	5,158	5,823	10%	(3%)	5,503	5,088	8%
Gross client cash inflows	240	492	252	(51%)	(5%)	1,127	1,174	(4%)
Gross client cash outflows	(335)	(167)	(435)	(101%)	23%	(1,264)	(1,179)	(7%)
Net client cash flows	(95)	325	(183)	(129%)	48%	(137)	(5)	NM
Transfers between investment strategies	12	(57)	(113)	121%	111%	(101)	43	NM
Total client cash flows	(83)	268	(296)	(131%)	72%	(238)	38	NM
Market appreciation (depreciation)	25	77	149	(68%)	(83%)	353	377	(6%)
Ending assets under management	5,618	5,503	5,676	2%	(1%)	5,618	5,503	2%

High Yield
Beginning assets under management	4,604	4,165	4,421	11%	4%	4,295	4,907	(12%)
Gross client cash inflows	218	621	310	(65%)	(30%)	1,656	2,241	(26%)
Gross client cash outflows	(762)	(682)	(441)	(12%)	(73%)	(2,430)	(2,712)	10%
Net client cash flows	(544)	(61)	(131)	NM	NM	(774)	(471)	(64%)
Transfers between investment strategies	(12)	57	113	(121%)	(111%)	101	(43)	NM
Total client cash flows	(556)	(4)	(18)	NM	NM	(673)	(514)	(31%)
Market appreciation (depreciation)	145	134	201	8%	(28%)	571	(98)	NM
Ending assets under management	4,193	4,295	4,604	(2%)	(9%)	4,193	4,295	(2%)

Global Equity
Beginning assets under management	467	854	506	(45%)	(8%)	721	1,025	(30%)
Gross client cash inflows	2	14	1	(86%)	100%	6	55	(89%)
Gross client cash outflows	(359)	(191)	(63)	(88%)	NM	(685)	(241)	(184%)
Net client cash flows	(357)	(177)	(62)	(102%)	NM	(679)	(186)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	39	(100%)
Total client cash flows	(357)	(177)	(62)	(102%)	NM	(679)	(147)	NM
Market appreciation (depreciation)	-	44	23	(100%)	(100%)	68	(157)	143%
Ending assets under management	110	721	467	(85%)	(76%)	110	721	(85%)

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 9
Assets under Management by Investment Strategy
(unaudited, in millions)

	Three Months Ended			% Change From		Year Ended		% Change From
	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2011	Sep. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011

US Equity
Beginning assets under management	29	169	143	(83%)	(80%)	178	227	(22%)
Gross client cash inflows	10	7	3	43%	NM	52	78	(33%)
Gross client cash outflows	(38)	(27)	(117)	(41%)	68%	(236)	(115)	(105%)
Net client cash flows	(28)	(20)	(114)	(40%)	75%	(184)	(37)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(28)	(20)	(114)	(40%)	75%	(184)	(37)	NM
Market appreciation (depreciation)	(1)	29	-	(103%)	NM	6	(12)	150%
Ending assets under management	-	178	29	(100%)	(100%)	-	178	(100%)

Other (1)
Beginning assets under management	55	82	54	(33%)	2%	85	107	(21%)
Gross client cash inflows	1	1	-	0%	NM	2	13	(85%)
Gross client cash outflows	(40)	(1)	(3)	NM	NM	(75)	(21)	NM
Net client cash flows	(39)	-	(3)	NM	NM	(73)	(8)	NM
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(39)	-	(3)	NM	NM	(73)	(8)	NM
Market appreciation (depreciation)	1	3	4	(67%)	(75%)	5	(14)	136%
Ending assets under management	17	85	55	(80%)	(69%)	17	85	(80%)

Total Assets under Management
Beginning assets under management	17,667	34,252	21,156	(48%)	(16%)	30,359	53,407	(43%)
Gross client cash inflows	533	1,675	663	(68%)	(20%)	3,558	6,528	(45%)
Gross client cash outflows	(4,360)	(6,431)	(4,948)	32%	12%	(22,134)	(23,225)	5%
Net client cash flows	(3,827)	(4,756)	(4,285)	20%	11%	(18,576)	(16,697)	(11%)
Transfers between investment strategies	-	-	-	NM	NM	-	-	NM
Total client cash flows	(3,827)	(4,756)	(4,285)	20%	11%	(18,576)	(16,697)	(11%)
Market appreciation (depreciation)	492	863	796	(43%)	(38%)	2,549	(6,351)	140%
Ending assets under management	14,332	30,359	17,667	(53%)	(19%)	14,332	30,359	(53%)

1. Other includes the Local Emerging Markets Debt Fund, Global Credit Opportunities Fund, Other International Equity and Other strategies.

ARTIO GLOBAL INVESTORS INC. AND SUBSIDIARIES	Exhibit - 10
Mutual Fund Performance Data (1)

	Morningstar Ratings /
	Funds in Total Universe (# of Funds)			Lipper Percentile Rankings (PR) / Funds in Total Universe (# of Funds)
				1-Year		3-Year		5-Year		10-Year
		# of			# of		# of		# of		# of
Fund	Rating	Funds	Category	PR	Funds	PR	Funds	PR	Funds	PR	Funds	Classification

Artio International Equity Fund, Class A	2	821	Foreign Large Blend	85	302	98	269	99	209	77	100	International Multi-Cap Growth
Artio International Equity Fund, Class I	2	821	Foreign Large Blend	83	302	97	269	98	209	71	100	International Multi-Cap Growth

Artio International Equity II Fund, Class A	2	821	Foreign Large Blend	74	302	97	269	91	209	N/A	N/A	International Multi-Cap Growth
Artio International Equity II Fund, Class I	2	821	Foreign Large Blend	71	302	96	269	90	209	N/A	N/A	International Multi-Cap Growth

Artio Select Opportunities Fund, Class A	2	1,065	World Stock	89	223	87	145	72	74	N/A	N/A	Global Multi-Cap Growth
Artio Select Opportunities Fund, Class I	2	1,065	World Stock	88	223	86	145	67	74	N/A	N/A	Global Multi-Cap Growth

Artio Global High Income Fund, Class A	3	657	High Yield Bond	39	510	93	436	33	377	15	264	High Yield
Artio Global High Income Fund, Class I	3	657	High Yield Bond	34	510	91	436	25	377	N/A	N/A	High Yield

Artio Total Return Bond Fund, Class A	4	1,263	Intermediate-Term Bond	62	586	39	529	37	456	14	313	Intermediate Investment Grade Debt
Artio Total Return Bond Fund, Class I	5	1,263	Intermediate-Term Bond	56	586	29	529	29	456	8	313	Intermediate Investment Grade Debt

Artio Emerging Markets Local Debt Fund, Class A	N/A	N/A	Emerging Markets Bond	95	71	N/A	N/A	N/A	N/A	N/A	N/A	Emerging Markets Local Currency Debt
Artio Emerging Markets Local Debt Fund, Class I	N/A	N/A	Emerging Markets Bond	94	71	N/A	N/A	N/A	N/A	N/A	N/A	Emerging Markets Local Currency Debt

Note: Data as of December 31, 2012

NA: Not applicable

1.	Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds and fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

For each mutual fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund's independent Morningstar Rating metric is then compared against the mutual fund universe breakpoints to determine its hypothetical rating. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Data presented reflect past performance, which is no guarantee of future results. © 2013 Morningstar, Inc. All Rights Reserved. This news release is not sales material, nor is it an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which any such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.